Semi-Annual Report

June 30, 2020

Series B

Voya Corporate Leaders® Trust Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Trust’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, and instructions are provided, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you are viewing this document online or did not receive instructions and you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

Dear Shareholder,

The U.S. Federal Reserve Board’s (“Fed”) massive policy response to the COVID-19 pandemic helped stabilize the economy; as distancing restrictions eased and people began returning to work, economic data began to signal a potential turnaround. After tumbling toward bear market territory in the first quarter of 2020, U.S. stocks staged a turnaround in the second quarter, posting their strongest quarterly performance in 20 years. For the six- and twelve-month periods ended June 30, 2020, the S&P 500® Index returned -3.08% and 7.51%, respectively — both results were better than many had expected.

In our view, the financial markets are signaling potential for improvement; yet it is difficult to recognize in real time, given the increasing number of COVID-19 cases in the United States. We believe the U.S. will contain the virus well enough to avoid another widespread lockdown and double-dip recession. Current economic data are improving, and given how high unemployment is, U.S. consumers seem fairly resilient with payrolls, auto sales and new home sales all rising. Should the phased re-openings proceed mostly as planned, we expect these trends to continue. If there is another shock, virus-related or otherwise, we think the Fed and Congress will put sufficiently supportive policies in place to promote economic and asset-price growth.

Keeping mindful of heightened economic and market uncertainty remains the cornerstone of Voya’s approach to investing. In the first half of 2020 alone, we have seen how quickly markets can take turns for the worse and for the better. In our view, the most likely path to realizing long-term investment goals is to diversify one’s portfolio as broadly as possible, without seeking to capture gains or sidestep losses by timing the markets. The risk-return tradeoffs your investment advisor built into your portfolio are intended to achieve long-term investment goals; in our opinion, they should not be undone for any shorter-term considerations.

While we are humble and realistic in the face of the challenges ahead, we believe we are well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
July 29, 2020

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

BENCHMARK DESCRIPTIONS

Index	Description
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MANAGERS’ REPORT	VOYA CORPORATE LEADERS® TRUST FUND, SERIES B

Sector Diversification as of June 30, 2020 (as a percentage of net assets)
Industrials	44.9%
Energy	15.7%
Materials	13.4%
Financials	12.1%
Consumer Staples	5.4%
Utilities	4.0%
Communication Services	3.2%
Consumer Discretionary	0.5%
Assets in Excess of Other Liabilities	0.8%
Net Assets	100.0%

Portfolio Management Team: The portfolio is not actively managed.

Goal: Voya Corporate Leaders® Trust Fund, Series B (the “Trust”) seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

Performance: For the six-month period ended June 30, 2020, the Trust provided a total return of -14.45% compared to the S&P 500® Index, which returned -3.08% for the same period.

Portfolio Specifics: The Trust underperformed the S&P 500® Index for the six-month period ending June 30, 2020. Lack of exposure to the information technology sector was the most significant detractor from relative results. Other detractors included an overweight to the energy sector (but this was marginally offset by positive stock selection) and an underweight to the consumer discretionary sector and the Trust’s security positions within that sector. The most important contribution to relative performance came from holdings in the industrials sector. Lack of exposure to the real estate sector and an underweight holding in the consumer staples sector benefited the Trust.

At the individual stock level, overweight positions in Berkshire Hathaway Inc., Exxon Mobil Corporation and Marathon Petroleum Corporation were among the leading detractors for the period. Among the leading contributors were overweight positions in Union Pacific Corporation and Linde plc, and not owning benchmark stock in JPMorgan Chase & Co.

At the end of the reporting period, the Trust’s largest sector overweights are in: industrials, energy and materials sectors. The largest underweight was in the consumer discretionary sector. The Trust does not currently hold positions in the real estate, healthcare or information technology sectors. Sector exposures are purely a function of the Trust’s investment rules, however, and are not actively managed.

Top Ten Holdings as of June 30, 2020 (as a percentage of net assets)
Union Pacific Corp.	40.4%
Berkshire Hathaway, Inc. — Class B	12.1%
Linde Public Ltd.	9.8%
Exxon Mobil Corp.	6.9%
Procter & Gamble Co.	5.4%
Marathon Petroleum Corp.	4.5%
Chevron Corp.	4.0%
Comcast Corp. — Class A	3.1%
Honeywell International, Inc.	2.6%
DowDuPont, Inc.	1.6%

Outlook and Current Strategy: The Trust was created in 1935 with the objective of seeking long-term capital growth and income through investment generally in an equal number of shares of common stock of a fixed list of American blue chip corporations. The Trust’s portfolio investments are not actively managed. Stocks have only been added when corporate actions, such as mergers or spin-offs replace one of the original 30 companies. It currently holds investments in 20 American blue chip corporations favoring the industrials, energy and materials sectors.

The outlook for this Trust may differ from that presented for other Voya mutual funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participation Holders and Trustee of
Voya Corporate Leaders® Trust Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Corporate Leaders® Trust Fund — Series B (the “Fund”) (one of the series constituting Voya Corporate Leaders® Trust Fund (the “Trust”)), including the portfolio of investments, as of June 30, 2020, and the related statements of operations and changes in net assets and the financial highlights for the six-month period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Voya Corporate Leaders® Trust Fund) at June 30, 2020, the results of its operations, the changes in its net assets and its financial highlights for the six-month period then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the years in the five-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 13, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of theTrust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
August 19, 2020

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2020

ASSETS:
Investments in securities at fair value (cost $478,056,533)	$607,333,393
Cash	6,715,284
Restricted cash (Note 2)	581,537
Receivables:
Participations sold	207,239
Dividends	126,558
Prepaid expenses	20,723
Total assets	614,984,734

LIABILITIES:
Payable for participations redeemed	1,784,750
Distribution payable	581,537
Accrued Sponsor’s maintenance fees payable	205,913
Other accrued expenses and liabilities	203,386
Total liabilities	2,775,586
NET ASSETS	$612,209,148

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$493,529,803
Total distributable earnings	118,679,345

NET ASSETS:
Balance applicable to participations at June 30, 2020, equivalent to $35.26 per participation on 17,362,197 participations outstanding	$612,209,148

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2020

INVESTMENT INCOME:
Dividends	$8,952,839
Interest	2,593
Total investment income	8,955,432

EXPENSES:
Sponsor maintenance fee (Note 4)	1,298,106
Transfer agent fees	282,555
Shareholder reporting expense	24,633
Registration and filing fees	22,335
Professional fees	57,604
Custody and accounting fees (Note 4)	18,018
Miscellaneous expense	910
Total expenses	1,704,161
Net investment income	7,251,271

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	8,084,135
Net change in unrealized appreciation (depreciation) on investments	(133,314,889)
Net realized and unrealized loss on investments	(125,230,754)
Decrease in net assets resulting from operations	$(117,979,483)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$7,251,271	$15,197,023
Net realized gain on investments	8,084,135	23,367,614
Net change in unrealized appreciation (depreciation) on investments	(133,314,889)	112,613,784
Increase (decrease) in net assets resulting from operations	(117,979,483)	151,178,421

FROM DISTRIBUTIONS TO PARTICIPATIONS:
Total distributions (excluding return of capital):	(7,124,665)	(15,151,724)
Total distributions	(7,124,665)	(15,151,724)

FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	7,309,761	50,082,207
Reinvestment of distributions	6,543,144	13,967,170
	13,852,905	64,049,377
Cost of participations redeemed	(74,443,533)	(134,679,363)
Net decrease in net assets resulting from participation transactions	(60,590,628)	(70,629,986)
Net increase (decrease) in net assets	(185,694,776)	65,396,711

NET ASSETS:
Beginning of year (period)	797,903,924	732,507,213
End of year (period)	$612,209,148	$797,903,924

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for each participation of the Trust outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions/ Allocations from:							Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From tax return of capital	Total distributions/ allocations	Net asset value, end of year or period	Total Return(1)	Net assets, end of year or period	Expenses(2)	Net investment income(2)	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	($000’s)	(%)	(%)	(%)
06-30-20	41.70	0.40	•	(6.43)	(6.03)	0.41	—	—	0.41	35.26	(14.45)	612,209	0.53	2.23	—
12-31-19	35.00	0.75	•	6.72	7.47	0.77	—	—	0.77	41.70	21.41	797,904	0.47	1.90	3
12-31-18	37.75	0.69	•	(2.73)	(2.04)	0.71	—	—	0.71	35.00	(5.45)	732,507	0.46	1.82	7
12-31-17	32.99	0.62	•	4.82	5.44	0.68	—	—	0.68	37.75	16.61	962,148	0.51	1.81	2
12-31-16	28.74	0.61	•	4.94	5.55	0.66	0.19	0.45	1.30	32.99	19.39	1,017,797	0.53	1.99	1
12-31-15	33.18	0.60	•	(4.36)	(3.76)	0.68	—	—	0.68	28.74	(11.38)	1,111,855	0.53	1.92	1

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
•	Calculated using average number of participations outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2020

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

Voya Corporate Leaders® Trust Fund, Series B (the “Trust”), is an unincorporated Unit Investment Trust under the Investment Company Act of 1940 and registered as such with the Securities and Exchange Commission (the “SEC”). The Trust commenced operations in 1941 as a series of Voya Corporate Leaders Trust Fund, which was created under a Trust Indenture under New York Law, dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund (the “Trust Fund”) and a Distributive Fund (the “Distributive Fund”). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee should invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program unless the participant has elected to receive the distribution in cash.

In the event of the merger, consolidation, re-capitalization or readjustment of the issuer of any portfolio security with any other corporation, the sponsor may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Valuation of Securities. The Trust is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Trust is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Trust is calculated by taking the value of the Trust’s assets, subtracting the Trust’s liabilities and dividing by the number of participations of the Trust that are outstanding. On days when the Trust is closed for business, Trust participations will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust’s assets are traded in other markets on days when the Trust does not price its participations, the value of the Trust’s assets will likely change and you will not be able to purchase or redeem participations of the Trust.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustee.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including Voya Investments, LLC’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust’s investments under these levels of classification is included within the Portfolio of Investments.

B.  Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code of 1986, as amended, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management of the Sponsor (“Management”) has considered the sustainability of the Trust’s tax positions taken on federal income tax returns for all open tax years in making this determination.

As of June 30, 2020, no provision for income tax would be required in the Trust’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at NAV in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Securities Transactions & Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

E.  Accounting Estimates. The preparation of financial statements in accordance with GAAP for investment companies requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the Distributive Fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, Management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the six months ended June 30, 2020, distributions from net investment income were $7,124,665, equivalent to $0.41 per participation. For the year ended December 31, 2019, distributions from net investment income were $15,151,724, equivalent to $0.77 per participation.

For the six months ended June 30, 2020, and the year ended December 31, 2019, there were no distributions from net realized gains.

For the six months ended June 30, 2020, and the year ended December 31, 2019, there were no distributions from tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

As of June 30, 2020 there were no significant differences between the components of net assets on a GAAP basis compared with a tax basis, and cost of investments on a GAAP basis compared with a tax basis.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2020 (CONTINUED)

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS (continued)

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $18,018 for the six months ended June 30, 2020.

Voya Investments, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor on an annual basis, equal to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2020, the cost of purchases and the proceeds of sales of investment securities were $— and $55,833,449 respectively.

NOTE 6 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Six Months Ended June 30, 2020	Year Ended December 31, 2019
Issued on payments from holders	207,677	1,262,917
Issued on reinvestment of dividends and distributions/ allocations	185,568	341,399
Redeemed	(2,166,891)	(3,396,297)
Net decrease	(1,773,646)	(1,791,981)

NOTE 7 — MARKET DISRUPTION

The Trust is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Trust. Any of these occurrences could disrupt the operations of the Trust and of the Trust’s service providers.

NOTE 8 — OTHER ACCOUNTING PRONOUNCEMENTS

The Trust has made a change in accounting principles and adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Trust’s adoption was limited to changes in the Trust’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Trust has concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts.

NOTE 9 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VOYA CORPORATE LEADERS® TRUST FUND, SERIES B	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2020

Shares		Value	Percentage of Net Assets

COMMON STOCK: 99.2%
	Communication Services: 3.2%
484,394	Comcast Corp. — Class A	$18,881,678	3.1
36,160	ViacomCBS, Inc. — Class B	843,251	0.1
		19,724,929	3.2

	Consumer Discretionary: 0.5%
111,139	Foot Locker, Inc.	3,240,813	0.5

	Consumer Staples: 5.4%
275,339	Procter & Gamble Co.	32,922,284	5.4

	Energy: 15.7%
276,739	Chevron Corp.	24,693,421	4.0
936,039	Exxon Mobil Corp.	41,859,664	6.9
305,439	Marathon Oil Corp.	1,869,287	0.3
732,130	Marathon Petroleum Corp.	27,367,019	4.5
		95,789,391	15.7

	Financials: 12.1%
414,631	Berkshire Hathaway, Inc. — Class B	74,015,780	12.1

	Industrials: 44.9%
111,139	Fortune Brands Home & Security, Inc.	7,105,116	1.2
646,939	General Electric Co.	4,418,594	0.7
Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Industrials: (continued)
111,139	Honeywell International, Inc.	$16,069,588	2.6
1,463,082	Union Pacific Corp.	247,363,274	40.4
		274,956,572	44.9

	Materials: 13.4%
180,531	Corteva, Inc.	4,836,426	0.8
178,527	Dow, Inc.	7,276,761	1.2
180,531	DowDuPont, Inc.	9,591,612	1.6
284,639	Linde Public Ltd.	60,374,778	9.8
		82,079,577	13.4

	Utilities: 4.0%
111,139	Ameren Corp.	7,819,740	1.3
111,139	Consolidated Edison, Inc.	7,994,228	1.3
386,547	NiSource, Inc.	8,790,079	1.4
		24,604,047	4.0
	Total Common Stock (Cost $478,056,533)	607,333,393	99.2
	Assets in Excess of Other Liabilities	4,875,755	0.8
	Net Assets	$612,209,148	100.0

(1)	Non-income producing security.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at June 30, 2020
Asset Table
Investments, at fair value
Common Stock*	$607,333,393	$ —	$ —	$607,333,393
Total Investments, at fair value	$607,333,393	$ —	$ —	$607,333,393

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At June 30, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments were:

Cost was $478,056,533.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$210,141,483
Gross Unrealized Depreciation	(80,864,623)
Net Unrealized Appreciation	$129,276,860

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

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Sponsor
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting
Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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